EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Quarterly Report on Form 10-Q for the quarter ended June 30, 2017

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Acacia Diversified Holdings, Inc., a Texas corporation (the “Company”), does hereby certify that:

1.  The Company’s Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2017, (the Form 10-Q) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2017	By:	/s/ Richard K. Pertile
Richard K. Pertile
Chief Executive Officer and Chief Financial Officer